American Century Strategic Asset Allocations, Inc. Prospectus Supplement Strategic Allocation: Conservative Fund Strategic Allocation: Moderate Fund Strategic Allocation: Aggressive Fund

Supplement dated April 1, 2010 ¡ Prospectus dated April 1, 2010

Special Meeting of Shareholders

The Board of Directors has requested that the following matters be submitted to shareholders of the above-referenced funds (the "Funds") for approval at a Special Meeting of Shareholders to be held on June 16, 2010.

The record date for the meeting is March 19, 2010. If you own shares of the Funds as of the close of business on that date, you will be entitled to vote at the Special Meeting. Proxy materials containing more information about the proposals are expected to be sent to shareholders on or about April 2, 2010. If approved by shareholders, the proposals will become effective on July 16, 2010.

Shareholders of the Funds will be asked to consider and act upon the following proposals:

1.	To elect John R. Whitten to the Board of Directors.
2.	To approve a new management agreement with American Century Investment Management, Inc.

A proxy statement with respect to the information described above will be mailed to shareholders of record and filed with the Securities and Exchange Commission (SEC). Investors are urged to read the proxy statement because it contains important information. The proxy statement and other relevant documents will be available free of charge on the SEC’s Web site at www.sec.gov or by calling 1-866-450-8467.

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

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